                                                                 EXHIBIT 99.6(d)

                      Amendment to Distribution Agreements
                      ------------------------------------


     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.


Name of Fund                                 Date of Agreement
------------                                 -----------------


The BlackRock Government Income Trust        August 30, 1991 and amended
(Class A)                                    and restated on April 12, 1995

Command Government Fund                      September 15, 1988 and
                                             amended and restated on
                                             April 12, 1995

Command Money Fund                           September 15, 1988 and
                                             amended and restated on
                                             April 12, 1995

Command Tax-Free Money Fund                  September 15, 1988 and
                                             amended and restated on
                                             April 12, 1995

Global Utility Fund, Inc.                    February 4, 1991 and
(Class A)                                    amended and restated on
                                             July 1, 1993, August 1, 1994
                                             and May 4, 1995


Nicholas-Applegate Fund, Inc.                August 1, 1994 and amended
 (Class A)                                   and restated on May 12, 1995

   Nicholas-Applegate Growth Equity
    Fund

Prudential Allocation Fund                   January 22, 1990 and
  (Class A)                                  amended and restated on
                                             August 1, 1994 and
   Strategy Portfolio                        May 3, 1995
   Balanced Portfolio

 Prudential California Municipal Fund             August 1, 1994 and amended
  (Class A)                                       and restated on May 5, 1995

   California Income Series
   California Series

Prudential California Municipal Fund              February 10, 1989 and
                                                  amended and restated on
   California Money Market Series                 July 1, 1993 and May 5, 1995

Prudential Diversified Bond Fund, Inc.            January 3, 1995 and amended
  (Class A)                                       and restated on June 13, 1995

Prudential Equity Fund, Inc.                      August 1, 1994 and amended
  (Class A)                                       and restated on May 5, 1995

Prudential Equity Income Fund                     August 1, 1994 and amended
  (Class A)                                       and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.               July 11, 1994 and amended
 (Class A)                                        and restated on June 13, 1995

Prudential Global Fund, Inc.                      August 1, 1994 and amended
 (Class A)                                        and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.              August 1, 1994 and amended
 (Class A)                                        and restated on May 3, 1995

Prudential Global Natural Resources
 Fund, Inc.                                       August 1, 1994 and amended
 (Class A)                                        and restated on May 3, 1995

Prudential Government Income Fund,
 Inc.                                             January 22, 1990 and
 (Class A)                                        amended and restated on
                                                  April 13, 1995

Prudential Government Securities Trust            November 20, 1990 and
 Money Market Series                              amended and restated on
 U.S. Treasury Money Market Series                July 1, 1993, May 2, 1995
                                                  and August 1, 1995

Prudential Growth Opportunity Fund,
 Inc.                                             January 22, 1990 and
 (Class A)                                        amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 2, 1995

Prudential High Yield Fund, Inc.          January 22, 1990 and
 (Class A)                                amended and restated on
                                          July 1, 1993, August 1, 1994
                                          and May 2, 1995

Prudential Institutional Liquidity
 Portfolio, Inc.                          November 20, 1987 and
                                          amended and restated on
 Prudential Institutional Money           July 1, 1993 and
  Market Series                           April 11, 1995

Prudential Intermediate Global
 Income Fund, Inc.                        August 1, 1994 and amended
 (Class A)                                and restated on May 10, 1995

Prudential MoneyMart Assets               May 1, 1988 and amended
                                          and restated on July 1, 1993
                                          and May 10, 1995

Prudential Mortgage Income Fund,
 Inc.                                     August 1, 1994 and amended
 (Class A)                                and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.        August 1, 1994 and amended
 (Class A)                                and restated on May 3, 1995

Prudential Municipal Bond Fund            August 1, 1994 and amended
 (Class A)                                and restated on May 3, 1995

  Insured Series
  High Yield Series
  Intermediate Series

Prudential Municipal Series Fund          August 1, 1994 and amended
(Class A)                                 and restated on May 5, 1995

  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series

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

Prudential Municipal Series Fund

Connecticut Money Market Series                 February 10, 1989 and
Massachusetts Money Market Series               amended and restated on
New Jersey Money Market Series                  July 1, 1993 and May 5, 1995
New York Money Market Series

Prudential National Municipals Fund, Inc.       January 22, 1990 and
 (Class A)                                      amended and restated on
                                                July 1, 1993, August 1, 1994
                                                and May 2, 1995

Prudential Pacific Growth Fund, Inc.            August 1, 1994 and amended
 (Class A)                                      and restated on June 5, 1995

Prudential Global Limited Maturity Fund,
 Inc.                                           August 1, 1994 and amended
   (formerly Prudential Short-Term              and restated on June 5, 1995
    Global Income Fund Inc.)
 (Class A)

   Global Assets Portfolio
   Limited Maturity Portfolio

Prudential Special Money Market Fund            January 12, 1990 and
   Money Market Series                          amended and restated on
                                                April 12, 1995

Prudential Structured Maturity Fund, Inc.       August 1, 1994 and amended
 (Class A)                                      and restated on June 14, 1995

  Income Portfolio

Prudential Tax-Free Money Fund, Inc.            May 2, 1988 and
                                                amended and restated on
                                                July 1, 1993, May 2, 1995 and
                                                August 1, 1995

Prudential U.S. Government Fund                 August 1, 1994 and amended
 (Class A)                                      and restated on June 5, 1995

Prudential Utility Fund, Inc.                   August 1, 1994 and amended
 (Class A)                                      and restated on June 14, 1995

                    EACH OF THE FUNDS LISTED ABOVE



               By

                    /s/ Robert F. Gunia
                    ----------------------------------------
                    Robert F. Gunia
                    Vice President


                    PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.


               By

                    /s/ Stephen P. Fisher
                    ----------------------------------------
                    Stephen P. Fisher
                    Vice President


AGREED TO AND ACCEPTED BY:


     PRUDENTIAL SECURITIES INCORPORATED

By

       /s/ Brendan Boyle
       -----------------------------------
       Brendan Boyle
       Senior Vice President

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